Investor Presentation October 2020

Safe Harbor This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: political, legal, regulatory, and general economic or business conditions, either nationally or regionally; geopolitical uncertainties throughout the world; weather-related disruptions, diseases, viruses, wide-spread health emergencies, pandemics, and other adverse climate or other conditions that may impact our business and our customers’ businesses; changes in the interest rate environment or interest rate changes made by the Board of Governors of the Federal Reserve; credit performance of our loan portfolio; adequacy of the allowance for loan losses and access to low-cost funding sources; our ability to achieve the projected cost savings from our acquisitions and do so in the time expected; operating costs, customer loss and business disruption following our acquisitions may be greater than expected; the unavailability of LIBOR; impairment of goodwill; dependence on our management team and ability to attract and retain qualified employees; governmental regulation and changes in regulatory, tax and accounting rules and interpretations; stringent capital requirements; future FDIC insurance premium increases; CFPB restrictions on our ability to originate and sell mortgage loans; cyber-security risks, including items such as “denial of service,” “hacking” and “identity theft”; management distraction and costs associated with defending against, and unfavorable resolution with respect to, significant litigation, including class action litigation, and regulatory proceedings; inability to meet liquidity requirements; inability to grow organically or through acquisitions; impairment of collateral underlying our loans; environmental remediation and other costs associated with repossessed properties; ineffective internal operational controls; competition; meeting market demand with current and new products; reliance on external vendors; soundness of other financial institutions; failure of technology and failure to effectively implement technology-driven products and services; risks associated with introducing and implementing new lines of business, products or services; failure to execute on strategic or operational plans, including the ability to complete acquisitions or achieve revenue growth associated with acquisitions; deposit attrition, customer loss and/or revenue loss following completed acquisitions; anti-takeover provisions; changes in dividend policy and the inability of our bank subsidiary to pay dividends; the uninsured nature of any investment in our common stock; decline in market price and volatility of our common stock; voting control of Class B common stock stockholders; controlled company status; dilution as a result of future equity issuances; and subordination of common stock to our indebtedness. These factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission under the caption “Risk Factors.” Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Page 2

FIBK Overview

Overview	
Headquarters	Billings, MT
Kroll Rating (Subordinated Notes)	BBB
Total Assets	$17.07 Billion
Trust Assets Under Management	$4.94 Billion
Total Core Deposits*	$13.45 Billion

*Core Deposits defined as total deposits excluding time deposits >$100,000 and Brokered Deposits
Sources: SNL and company reports

Description

- Headquartered in Billings, MT and focused on regional community banking in Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming:
  - Over 150 banking offices
  - 238 ATMs, plus 24,000 MoneyPass ATMs
- Offering a full suite of products:
  - Commercial Banking
  - Credit Card Products
  - Indirect Lending
  - Mortgage
  - Retail and Small Business
  - SBA Lending
  - Treasury Management
  - Wealth Management
- Guided by four strategic pillars:
  - Our People, Our Priority
  - Relentless Client Focus
  - Future-Ready, Today
  - Financial Vitality

Asset Mix



Company Owned Life Insurance 1.7%
Premises & Equipment 1.8%
Other Assets 1.5%
Mortgage Loans HFS 0.6%
OREO 0.0%
Mortgage Servicing Rights 0.1%
Goodwill & Intangible Assets 4.1%
Cash 10.9%
Net Loans 58.6%
Investment Securities 20.6%

Liability Mix



Long-Term Debt 0.7%
TruPS 0.6%
Other 1.3%
REPOs 5.4%
Deposits 92.0%

Q3 2020 Revenue Breakdown



Non-Interest Income 26.7%
Net Interest Income 73.3%

As of September 30, 2020

Page 3

Investment Highlights • Pandemic response: Our people, our clients and our communities • Experienced leadership team • Strong financial performance • Diversified client base tempers economic volatility • Strong core deposit funding • Conservative credit strategy, limiting exposure to large losses • Stable sources of non-interest income Page 4

Pandemic Response – Our People • Continue with regular monitoring of state and local outbreaks and health-related orders • Continue to pay employees impacted by COVID-19 related issues (personal or family illness, etc.) • Continue with modified cleaning schedules, provided masks, hand sanitizers and gloves, delivered training and awareness on illness prevention • Continue personal and business travel restrictions, and on-site vendor and visitor restrictions • Physical space modifications with social distancing markers, de-densified common areas, marked traffic flow modifications, plexiglass screens for where employee-to-employer or employee-to-client contact is highest • Implemented temperature screening at sites with higher populations, or when required by local health authorities • Continuation of From-Home environment • Continue to prioritize contactless banking options for our clients • Monitor and adjust operational hours and access as needed to reduce risk to our workforce, clients, and communities Page 5

Pandemic Response – Our Clients PPP Loan Balances Outstanding at 9/30/20 PPP by State Number of Total Dollars Average Loan Size Loans As of 9/30/2020 Under $150K 10,166 $370 million $ 36,000 South Dakota, Other, 2% 8% $150 - $350K 972 $219 million $ 225,000 Washington, $350K - $2MM 559 $421 million $ 752,000 8% Montana, 30% $2MM+ 48 $154 million $ 3.2 million Idaho, 11% PPP Forgiveness Status as of 10/16/20 Number Forgiveness Number of Forgiveness $ of Loans Requested Loans Funded Under $150K 1,047 $40 million 119 $ 4 million Wyoming, 17% Oregon, 24% $150 - $350K 167 $38 million - - $350K - $2MM 137 $105 million - - $2MM+ 10 $36 million - - Page 6

Pandemic Response – Our Clients Deferrals Forbearances $ Approved % of Portfolio $ Approved Type # Approved Type # Approved (in millions) Balance (in millions) Commercial 71 $71 .7% Mortgage* 24 $6 Consumer 277 $6 .3% Total 348 $77 .7% *Mortgage count and amounts includes retained and serviced loans. Commercial Booked Deferrals by Industry Arts, Entertainment, and Recreation 2% Other Construction 4% 10% Real Estate and Rental and Leasing 11% Accommodation and Food Services 73% Page 7 As of 10/16/2020

Pandemic Response – Our Communities • Additional $1 million pledged to support communities in addition to annual commitment of 2% of net income before taxes • Neighbors Feeding Neighbors program focused on addressing food insecurity; funds double matched by Foundation • Double match of money and volunteer hours to charities that provide food to communities in need • Double match of money from our Foundation for employee contributions to the First Relief Employee Assistance Program • Providing online financial literacy modules Page 8

Experienced Leadership Team Industry Years at Name Title Age Experience FIBK Kevin P. Riley President and Chief Executive Officer 61 30+ Years 7 Years Marcy D. Mutch Chief Financial Officer 61 30+ Years 14 Years Russell A. Lee Chief Banking Officer 64 40+ Years 5 Years Jodi Delahunt Hubbell Chief Operating Officer 55 30+ Years 3 Years Phillip G. Gaglia Chief Risk Officer 57 30+ Years 31 Years Renee L. Newman Chief Strategy Officer 51 25+ Years 3 Years Kade G. Peterson Chief Information Officer 55 30+ Years 2 Years Rachel B. Turitto Chief Human Resources Officer 36 15+ Years 3 Years Kirk D. Jensen General Counsel 50 20+ Years 4 Years David C. Redmon Chief of Staff 56 2 Years 2 Years Page 9

Current Financial Performance Page 10

Pre-Provision Net Revenue (PPNR) $74.0 2.50% $72.7 2.40% $72.0 2.30% $70.0 2.20% $68.2 2.10% $68.0 $67.0 2.00% 2.04% $66.5 $66.6 $ Millions$ in $66.0 1.90% 1.90% 1.85% 1.80% $64.0 1.75% 1.73% 1.70% $62.0 1.60% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 PPNR 1 PPNR/Avg Assets (annualized) 1 Net Income Before Tax + Provision Expense Increase in PPNR in Q3 2020 is mainly due to an increase in interest income (0.5m) and an increase in non-interest income. Non-interest income increased 5.0m due to increases in SWAP, payment services and service charge revenue offset by an increase in non-interest expense (mainly salaries and benefits, higher HL commissions, and medical expenses). 11

Diversified Footprint Page 12

The First Interstate Franchise 2018 Inland Northwest Bank, filling in April 2019 footprint in the PNW $826.8 million 20 Branches Idaho Independent Bank (IIBK) $725 million 11 Branches Community 1st Bank (CMYF) 2016 $130 million 3 Branches Flathead Bank of Bigfork $225 million 7 Branches FIBK IIBK 2017 CMYF Bank of the Cascades $3.2 Billion 46 branches 2014 Mountain West Financial Corp. 2015 Absarokee Bancorporation, Inc. 1968 Mr. Homer Scott establishes First Interstate Bank with the purchase of the Bank of Commerce in Sheridan, Wyoming 1916 Predecessor to First Interstate Bank is Established Page 13

Attractive Markets Deposit Market Share and Branch Locations by State South State / Metric Idaho Montana Oregon Washington Wyoming Dakota % of Market Deposits 4.66% 17.69% 2.34% .13% .32% 14.89% Deposit Market 8th 2nd 11th 12th 31st 2nd Share Rank Number of Branches 23 49 33 16 18 16 Total Population 1,832,352 1,081,656 4,281,747 894,793 7,765,146 578,413 Projected Population 6.5% 4.0% 4.9% 4.0% 6.3% 0.7% Growth (’21-’26) Note: Market share/rank sourced from FDIC as of June 30, 2020. Population by state, projected population growth rate, and total deposits data is sourced from S&P Global Market Intelligence as of June 30, 2020 Page 14

Attractive Markets: Historically Stable Employment MONTANA WYOMING SOUTH DAKOTA WASHINGTON 5.3% 6.1% 4.1% 7.8% (RANKED 9TH) (RANKED 18TH) (RANKED 2ND) (RANKED 34TH) OREGON 8% (RANKED 35TH) IDAHO 6.1% (RANKED 16TH) Best 5 States 1 Nebraska 3.5% 2 South Dakota 4.1% 3 Vermont 4.2% 4 North Dakota 4.4% 5 Iowa 4.7% Worst 5 States 50 Hawaii 15.1% 49 Nevada 12.6% 48 California 11% 47 Rhode Island 10.5% 46 Illinois 10.2% 0.0% to 5.0% 5.0% to 8.0% 8.0% to 10.0% (U.S. Avg = 7.9%) Source: Bureau of Labour Statistics 10.0% to 14.0% Data as of: 9/30/2020 14.0% or more Page 15

Solid Funding Base Page 16

Strong Core Deposit Base CDs > $100k Time Other 3% 5% Overview Demand Non- Total Deposits $13.88 Billion Savings Interest Bearing 30% 35% Total Core Deposits $13.45 Billion Cost of Deposits (Q2 2020) 10 basis points Demand Interest Bearing 27% Page 17 As of September 30, 2020

Source of Deposits MARKET MARKET Allocation of $13.88B of Deposits by State LOCATION SHARE* LOCATION SHARE* JUNE 2020 JUNE 2020 Laramie, WY 44% Jackson, WY 14% Oregon 17.4% Riverton, WY 45% Nampa, ID 13% Montana Sheridan, WY 37% Kalispell, MT 17% 37.6% Missoula, MT 29% Coeur d’Alene, ID 8% Washington 4.8% Casper, WY 28% Cheyenne, WY 12% Great Falls, MT 30% Medford, OR 8% Gillette, WY 25% Rapid City, SD 8% Idaho Billings, MT 25% Boise, ID 3% 11.3% Redmond, OR 26% Spokane, WA 5% Spearfish, SD 23% Lynnwood, WA 1% South Bend, OR 22% Eugene, OR 1% Wyoming Dakota 21.3% 7.6% Helena, MT 22% Salem, OR 1% Bozeman, MT 15% Portland, OR .4% As of September 30, 2020 *The market share percentages are per the FDIC, not including Credit Union Deposits within each community. Page 18

Balance of Consumer and Business Deposits 100% 90% 80% 45% 43% 43% 44% 44% 46% 46% 50% 51% 70% 60% 50% Percent Percent (%) 40% 30% 55% 57% 57% 56% 56% 54% 54% 50% 49% 20% 10% 0% 2014 2015 2016 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 Total Consumer Deposits Total Business Deposits Page 19

Credit Portfolio Page 20

Diversified Loan Portfolio by Industry Loan Mix Commercial All Other Construction $10.2 Billion in Loans 26% 12% Agriculture RE Wholesale Trade Health Care and 2% 3% Social Assistance 11% Commercial 25% Other Services (except Public Real Estate and Administration) Rental and Leasing 4% 11% Commercial RE 37% Retail Trade Agriculture Manufacturing 8% 3% 6% Accommodation and Food Professional, Scientific, Transportation and Warehousing Services and Technical Services 5% 7% 7% Consumer 10% Commercial Real Estate & Construction Commercial Construction Construction RE 11% 10% Residential RE 13% Residential Construction 5% Land Acquisition and • Average (total) loan size = $69k outstanding / $84k committed exposure Owner Occupied Development 36% 6% • Average C&I loan size = $123k outstanding / $216k committed exposure Residential Real Estate - Multi Family • Average CRE loan size = $6727k outstanding / $839k committed 8% exposure Non-Owner Occupied 34% As of September 30, 2020 Page 21

Loan Portfolio by State Idaho 9% Other* 20% Montana 26% Wyoming 12% Washington 10% Oregon South Dakota 18% 5% * “Other” is an aggregation of central lines of business that includes residential mortgages, credit cards, and indirect consumer loans. As of September 30, 2020 Page 22

Trends in Unfunded Commitments Unfunded as a % of Commitment 65.0% 60.0% 55.0% 50.0% 45.0% 40.0% 35.0% 30.0% Sep '19 Oct '19 Nov '19 Dec '19 Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Revolving and Non-Revolving Lines of Credit Revolving Non-Revolving As of September 30, 2020 Page 23

Trends in Unfunded Revolving Commitments Percentage Used / Unused (Revolving) Commitments by Loan Portfolio (Revolving) 70.0% 1,200 62.6% 63.3% 60.7% 58.9% 59.1% 58.2% 1,000 60.0% 56.5% 800 50.0% 600 40.0% 43.5% Millions 41.1% 40.9% 41.8% 39.3% 400 37.4% 36.7% 30.0% 200 20.0% 0 10.0% 0.0% Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 Jun 2020 Sep 2020 Total Unfunded Commitments % Total Funded Commitments % Total Funded Total Unfunded Page 24 As of September 30, 2020

Stable Asset Quality Non-Performing Assets to Total Assets The improvement in asset quality ratios between Q1 and 0.70% 0.63% Q2 is largely attributable to the addition of PPP Loans. 0.60% 0.55% 0.54% 0.51% 0.51% 0.50% 0.50% The slight improvement between Q2 and Q3 is primarily 0.39% 0.39% 0.40% 0.35% attributable to the resolution and workout strategies on 0.30% three non-accrual credits. 0.20% 0.10% 0.00% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Non-Performing Loans to Total Loans Non-Performing Assets to Total Loans + OREO 1.20% 2.00% 1.50% 0.78% 0.80% 0.69% 0.71% 0.62% 0.64% 0.99% 0.57% 0.55% 0.54% 1.00% 0.86% 0.51% 0.85% 0.82% 0.83% 0.80% 0.64% 0.64% 0.40% 0.59% 0.50% 0.00% 0.00% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 25

Criticized and Classified Loans Criticized Loans to Total Loans 6.00% 5.01% 5.00% 4.74% 4.76% 4.60% 4.63% 4.34% 4.48% 4.00% 3.65% 3.74% The decline in Criticized and Classified 3.00% ratios as between Q1 and Q2 is partially attributed to the addition of PPP Loans. 2.00% 1.00% The increase in Criticized Loans between 0.00% Q2 and Q3 is primarily attributable to the Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 downgrade of three credits in the Classified Loans to Total Loans hospitality industries to Special Mention. 3.00% 2.80% 2.67% 2.69% 2.63% 2.56% 2.57% 2.58% The decline in Classified Loans between 2.43% 2.50% 2.19% Q2 and Q3 is largely attributable to the 2.00% pay down activity on several Substandard credits. 1.50% 1.00% 0.50% 0.00% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 26

Top 10 Borrowers Borrower Industry Outstandings Unfunded Commitments Residential Property Managers $51,079,873 $25,956,518 $77,036,391 New Multifamily Housing Construction (except For-Sale Builders) $18,901,111 $40,104,447 $59,005,558 Support Activities for Oil and Gas Operations $44,155,797 $6,548,516 $50,704,313 Lessors of Nonresidential Buildings (except Mini-warehouses) $48,822,100 $1,313,179 $50,135,279 Recreational Vehicle Dealers $3,967,408 $43,000,000 $46,967,408 Lessors of Residential Buildings and Dwellings $39,710,666 $6,226,591 $45,937,257 Hotels (except Casino Hotels) and Motels $23,683,884 $19,975,921 $43,659,805 Lessors of Residential Buildings and Dwellings $39,724,523 $696,167 $40,420,690 Lessors of Residential Buildings and Dwellings $32,547,528 $7,661,726 $40,209,254 Other Personal and Household Goods Repair and Maintenance $28,443,707 $10,950,985 $39,394,692 $35M in-house lending limit (without special approval required) well below the legal lending limit of $285M reduces risk within the loan portfolio. Page 27 As of September 30, 2020

Hospitality: Portfolio Exposure • 7.5% of total loan portfolio • $74.4 million in unfunded commitments • Hotels (except Casino Hotels) and Motels accounting for 58% of total portfolio NAICS Net Principal Month Description Unfunded Commitment Code Balance 721110 Hotels (except Casino Hotels) and Motels 442,986,715 58,569,098 501,555,813 722511 Full-Service Restaurants 125,019,939 7,551,432 132,571,371 Sep 722513 Limited-Service Restaurants 63,232,091 4,376,686 67,608,777 2020 721120 Casino Hotels 46,442,463 1,825,275 48,267,738 RV (Recreational Vehicle) Parks and 721211 24,510,135 703,012 25,213,147 Campgrounds All Other Hospitality 61,909,028 1,413,203 63,322,231 TOTAL $764,100,371 $74,438,707 $838,539,079 Page 28 As of September 30, 2020

Hospitality: Portfolio Performance • $94.2 million in criticized loan categories • $3.3 million in impaired loan categories • $13.1 million or 1.7% in allowance for credit losses • $20 thousand in specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Hotels (except Casino Hotels) and Motels 58,656,913 13.2% 40,999,245 9.3% 2,997,620 0.7% Full-Service Restaurants 12,867,293 10.3% 3,093,421 2.5% 92,398 0.1% Limited-Service Restaurants 2,378,683 3.8% 1,165,024 1.8% 161,603 0.3% Casino Hotels 11,831,896 25.5% 0 0.0% 0 0.0% RV (Recreational Vehicle) Parks and 4,110,114 16.8% 526,984 2.2% 0 0.0% Campgrounds All Other Hospitality 4,397,376 7.1% 3,177,241 5.1% 0 0.0% Total Hospitality $94,242,276 12.3% $48,961,915 6.4% $3,251,621 0.4% Page 29 As of September 30, 2020

Hotel Exposure by State $180 • No hotel loan with a balance $159.5 greater than $20 Million. $160 $140 $135.5 • Approximately $93 Million of Hotel Portfolio Commitments are $120 $116.9 currently in the construction $102.4 $102.0 phase. Millions $100 $93.2 $ in $79.2 • Based on approval observations, $80 $73.0 more than 80% of Portfolio are $60 flagged hotels. All new hotel loans since 2016 are top tier flagged $40 $28.3 hotels for their market. $24.0 $20 $14.5 $14.6 • Average LTV for loans greater $0.7 $0.7 $0 than $1 million is 48%. ID MT OR SD WA WY Other Outstanding Commitment As of September 30, 2020 Page 30

Hotel Outstandings by Risk Distribution Substandard 9% Special Mention 4% Pass Pass-Watch 65% 22% As of September 30, 2020 Page 31

Indirect Auto: Lending Consumer Indirect Production Indirect Loan Portfolio As of September 30, 2020 $400 7.0% New Auto, 6.8% 24.63% $350 Used Auto, 6.6% 43.54% $300 6.4% 6.32% $250 6.2% Millions $200 6.0% Other, $ in 9.00% 5.74% 5.65% 5.8% $150 $122.60 $110.60 5.6% $98.0 RV, $100 22.82% 5.4% $50 5.2% • Total Portfolio Yield: 5.95% $0 5.0% • Est. Average Life of RV: 43 months 3Q2019 2Q2020 3Q2020 New Quarterly Production Production Yield • Est. Average Life of Auto: 33 months Page 32

Indirect Auto: Delinquency Originations from a credit quality perspective • Approximately 59% of our originations are above a 750 FICO score • Approximately 87% of our originations are above a 700 FICO score • Not participating in the subprime space; less than 1% of the portfolio has a score below 620 30-Day+ Delinquency 1.60% 1.36% 1.39% 1.34% 1.34% 1.13% 1.36% 1.33% 1.23% 1.40% 1.33% 1.12% 1.01% 1.14% 1.11 1.22% 1.26% 1.32% % 1.20% 1.20% 1.13% 1.30% 1.16% 1.06% 1.02% 1.21% 1.18% 1.08% 1.06% 1.00% 1.09% 0.90% 1.07% 1.02% 0.84% 1.05% 0.80% 0.98% 0.93% 0.88% 0.88% 0.85% 0.88% 0.84% 0.81% 0.95% 0.79% 0.60% 0.71% 0.75% 0.77% 0.40% 0.20% 0.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 2019 2020 September 30, 2020 Delinquency at 0.79%, Peer at 1.12% as of June 30, 2020 Page 33

Agriculture: Portfolio Exposure • 4.9% of total loan portfolio • $151.4 million in unfunded commitments • Beef Cattle Ranching/Farming accounting for 43% of total portfolio NAICS Net Principal Month Description Unfunded Commitment Code Balance 112111 Beef Cattle Ranching and Farming $216,460,735 $71,012,485 $287,473,220 111140 Wheat Farming $83,343,646 $31,442,775 $114,786,421 Sep 111331 Apple Orchards $22,805,658 $4,180,005 $26,985,663 2020 112112 Cattle Feedlots $9,162,738 $14,347,252 $23,509,989 111211 Potato Farming $22,807,182 $2,372,183 $25,179,365 All Other Agriculture $147,759,106 $28,004,238 $175,763,344 Agriculture Total $502,339,064 $151,358,938 $653,698,002 Page 34 As of September 30, 2020

Agriculture: Portfolio Performance • $86.2 million in criticized loan categories • $10.7 million in impaired loan categories • $3.8 million or 0.8% allowance for credit losses • $99 thousand in specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Beef Cattle Ranching and Farming $30,618,200 14.1% $15,636,379 7.2% $1,070,783 0.5% Wheat Farming $9,087,469 10.9% $5,289,978 6.3% $1,358,868 1.6% Apple Orchards $13,210,006 57.9% $2,011,599 8.8% $2,011,599 8.8% Cattle Feedlots $4,139,242 45.2% $3,836,508 41.9% $0 0.0% Potato Farming $423,102 1.9% $423,102 1.9% $0 0.0% All Other Agriculture * $28,680,189 19.4% $21,404,519 14.5% $6,289,889 4.3% Total Agriculture $86,158,208 17.2% $48,602,085 9.7% $10,731,139 2.1% Page 35 As of September 30, 2020

Oil and Gas: Portfolio Exposure • $68.3 million in direct exposure (0.7% of total loan portfolio) • $21.5 million in unfunded commitments • $13.4 million in criticized loans category NAICS Net Principal Month Description Unfunded Commitment Code Balance 211120 Crude Petroleum Extraction $33,255,925 $8,748,009 $33,496,931 213112 Support Activities for Oil and Gas Operations $24,286,950 $6,340,013 $30,626,962 Sep 2020 213111 Drilling Oil and Gas Wells $6,914,414 $1,528,746 $8,443,160 221210 Natural Gas Distribution $2,054,561 $4,810,230 $6,864,791 211130 Natural Gas Extraction $1,764,396 $48,586 $1,812,981 Oil & Gas Total $68,276,246 $21,475,583 $81,244,825 Page 36 As of September 30, 2020

Oil and Gas: Portfolio Performance • $5.4 million in impaired loan categories • $4.4 million or 6.4% allowance for credit losses • $2.7 million in specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Crude Petroleum Extraction $9,534,084 28.7% $6,770,279 20.4% $3,573,856 10.7% Support Activities for Oil and Gas Operations $2,149,576 8.9% $750,805 3.1% $156,822 0.6% Drilling Oil and Gas Wells $62,510 0.9% $62,510 0.9% $0 0.0% Natural Gas Distribution $0 0.0% $0 0.0% $0 0.0% Natural Gas Extraction $1,690,420 95.8% $1,690,420 95.8% $1,690,420 95.8% Oil & Gas Total $13,436,590 19.7% $9,274,015 13.6% $5,421,097 7.9% Page 37 As of September 30, 2020

Mall and Retail Trade: Portfolio Exposure • $53.7 million direct exposure to Malls (0.5% of total loan portfolio) • None in criticized loan categories • $36.2 million direct exposure to Retail Trade (0.4% of total loan portfolio) • $3.8 million in criticized loan categories Net Principal Month NAICS Code Description Unfunded Commitment Balance Shopping Malls $53,723,057 $6,292,189 $60,015,246 451110 Sporting Goods Stores $18,523,759 $4,696,651 $23,220,410 448310 Jewelry Stores $6,064,897 $1,301,543 $7,366,439 Sep 452990 All Other General Merchandise Stores $2,856,488 $105,549 $2,962,036 2020 448190 Other Clothing Stores $1,809,818 $648,984 $2,458,802 448140 Family Clothing Stores $1,121,795 $234,572 $1,356,367 448120 Women's Clothing Stores $1,309,447 $74,718 $1,384,165 All Other Retail Trade $4,529,421 $706,467 $5,235,888 Mall and Retail Trade Total $89,938,681 $14,060,672 $103,999,354 Page 38 As of September 30, 2020

Mall and Retail Trade: Portfolio Performance • $3.8 million in criticized loan categories • $0.3 million in impaired loan categories • $1.0 million or 1.1% allowance for credit losses • $85 thousand in specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Shopping Malls $0 0.0% $0 0.0% $0 0.0% Sporting Goods Stores $27,801 0.2% $27,801 0.2% $0 0.0% Jewelry Stores $2,605,105 43.0% $2,605,105 43.0% $0 0.0% All Other General Merchandise Stores $682,507 23.9% $682,507 23.9% $239,891 8.4% Other Clothing Stores $412,247 22.8% $412,247 22.8% $18,490 1.0% Family Clothing Stores $0 0.0% $0 0.0% $0 0.0% Women's Clothing Stores $0 0.0% $0 0.0% $0 0.0% All Other Retail Trade $116,872 2.6% $0 0.0% $0 0.0% Mall and Retail Trade Total $3,844,532 4.3% $3,727,660 4.1% $258,381 0.3% Page 39 As of September 30, 2020

Current Expected Credit Loss (CECL) Page 40

CECL Results Moody’s Baseline Forecast Primary Economic Considerations Qualitative Factor Inputs • Reviewed and affirmed September 2020 Baseline • Unemployment Rate stable but elevated • Portfolio Characteristics forecast – range bound at 8-9% until 2022 • Industry Exposure – Energy • New infections peak in April – no second wave • Decline in GDP • Segment Exposure – CRE (including • 3.1% confirmed case mortality rate • Slight decline in HPI or CREPI Hotel), Residential Construction, • Infections abate by July • 10YR Treasury not above 1% until 2022 Consumer, Acquired • Vaccine not expected until mid-2021 • Consumer Confidence • Historical Data Enhancements • Unemployment remains elevated until 2023 • NFIB Small Business Confidence • Loan Characteristics, Prepayment Speeds • Additional $1.5B in Stimulus before Year End Allowance to Total Loans $160 3.00% 2.76% 2.69% $140 2.38% 2.50% $120 1.96% 2.00% $100 1.52% 1.46% 1.39% 1.43% 1.46% 1.43% $80 1.50% Millions $60 0.95% 0.86% 0.81% 1.00% $40 0.50% $20 $- 0.00% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q-20 2Q-20 3Q-20 ACL ($) ACL to Total Loans (%) Page 41 As of September 30, 2020

ACL Allocation by Segment

($000)	2Q20			3Q20		
Segments	Outstandings*	ACL	ACL Rate	Outstandings*	ACL	ACL Rate
Agricultural	$269,690	$970	0.36%	$282,132	$943	0.33%
Agricultural Credit Cards	$1,666	$8	0.48%	$1,605	$12	0.76%
Agriculture RE	$224,916	$3,088	1.37%	$224,369	$2,870	1.28%
CRE Non-Owner Occupied	$1,563,955	$23,697	1.52%	$1,599,714	$25,262	1.58%
CRE Owner Occupied	$1,718,266	$19,126	1.11%	$1,698,650	$19,122	1.13%
Commercial & Floor Plans	$1,177,042	$40,964	3.48%	$1,098,523	$36,674	3.34%
Commercial Construction	$445,420	$6,288	1.41%	$510,614	$7,097	1.39%
Commercial Credit Cards	$68,908	$377	0.55%	$69,690	$290	0.42%
Commercial Purpose 1-4 Family	$284,187	$5,115	1.80%	$283,466	$4,988	1.76%
Consumer Direct & AdvanceLine	$169,848	$5,042	2.97%	$163,396	$4,848	2.97%
Consumer Home Equity & HELOC	$418,209	$1,533	0.37%	$407,712	$1,510	0.37%
Consumer Indirect	$788,633	$16,380	2.08%	$813,236	$16,890	2.08%
Consumer Credit Cards	$71,263	$1,990	2.79%	$70,838	$2,178	3.07%
Land Acquisition and Development	$288,896	$1,444	0.50%	$280,016	$1,235	0.44%
Residential Construction	$239,966	$1,284	0.54%	$235,451	$1,551	0.66%
CRE Multi-Family	$313,232	$8,519	2.72%	$358,292	$10,824	3.02%
Residential 1-4 Family	$846,977	$10,265	1.21%	$885,520	$9,246	1.04%
	$8,891,076	$146,090	1.64%	$8,983,225	$145,539	1.62%

*Variance between modeled loan outstandings and total loans are primarily Paycheck Protection Program Loans, New Market Tax Credits and overdrafts.

Allowance for Credit Loss as a % of Total Loans, including PPP loans, is 1.43%

Page 42

As of September 30, 2020

Investment Portfolio Page 43

Investment Portfolio Portfolio Composition ($3.5B) Quarterly New Purchases: Average Yield 2.38% 2.50% Fixed MBS 37% 1.97% 2.00% CMO 27% 1.49% 1.49% 1.50% Treasury / Agency 8% 1.00% Corporate 8% 0.50% CMBS 6% 0.00% Q4-19 Q1-20 Q2-20 Q3-20 Municipal 8% Quarterly New Purchases: Duration A/L Floating MBS 2% 8.03 9.00 CD 1% 8.00 6.65 7.00 SBA 1% 4.99 5.06 6.00 5.00 Private Label 1% 4.00 3.00 CMO Floating 1% 2.00 1.00 Other 1% 0.00 Q4-19 Q1-20 Q2-20 Q3-20 0% 5% 10% 15% 20% 25% 30% 35% 40% As of September 30, 2020 Page 44

Interest Rate Sensitivity NET INTEREST INCOME CHANGE ($) NET INTEREST INCOME CHANGE (%) NET INTEREST INCOME VOLATILITY - 12 MONTH HORIZON NET INTEREST INCOME (NII) - Shocks $600 +400 bps 25.61% $565 $550 $537 +300 bps 19.36% $508 +200 bps 13.03% $500 $480 $450 +100 bps 6.66% $450 LIABILITY SENSITIVE ASSET SENSITIVE Millions $416 $393 Base 0.00% $400 $378 $364 -100 bps -7.52% $350 -200 bps -12.54% $300 -400 bps -300 bps -200 bps -100 bps Base +100 bps+200 bps+300 bps+400 bps -300 bps -15.91% -400 bps -19.04% Net Interest Income (NII) ALCO Limits -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% *Base Case assumes static balance sheet as of 9/30/20. Parallel rate shifts. Page 45

Non-Interest Income Page 46

Non-Interest Income 26.7% of TOTAL REVENUE Other Income 10.5% Other Service Charges and Fees Payment Services 11.2% 23.5% Deposit Service Charges 9.6% Wealth Management Mortgage Banking 13.2% 32.0% Page 47 Quarter Ended September 30, 2020

Mortgage Production QUARTERLY PRODUCTION VOLUME $518.19 $700 $296.84 $600 $500 $127.55 $400 $158.42 $161.39 $53.05 $300 $57.42 $83.18 $53.65 $38.78 $41.39 $48.45 $69.35 $76.42 $200 $33.61 $283.00 $247.61 $212.11 $214.30 $222.79 $228.37 $212.09 $100 $177.24 $183.28 $191.35 $195.86 $148.94 $163.65 $108.16 $127.35 $- Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Purchase Refinance Page 48

Wealth Management Total: $4.935 Billion Assets Under Administration $6,100 $743 $5,600 $5,522 $5,006 $5,100 $4,935 $944 $2,691 millions $4,737 $ in $4,600 $557 $4,100 $3,600 Q4 2019 Q1 2020 Q2 2020 Q3 2020 (in millions) Discretionary Non-Discretionary Brokerage Retirement Plan Page 49 As of September 30, 2020

Growth Strategies and Capital Allocation Page 50

Maximizing Shareholder Value Management’s priority is to deploy capital through: Organic Growth Dividends M&A Return on Capital Special Share Dividend Repurchases Page 51

We are Delivering Results Since the IPO in March 2010, FIBK has delivered a 206% total return to shareholders FIBK: TOTAL RETURN (03/23/2010 THROUGH 09/30/2020) 350 300 250 205.80% 200 150 Percent (%) Percent 100 50 0 -50 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Source: Bloomberg Page 52

Appendix Page 53

Historical Financial Performance

Summary Results

Gross Loans ($000)


$5,478,544
$7,614,355
$8,503,700
$9,031,600
2016Y
2017Y
2018Y
2019Y

Total Deposits ($000) vs. Loan/Deposits (%)


$7,376,110
$9,934,871
$10,680,700
$11,663,500
74.27%
76.64%
79.62%
77.43%
2016Y
2017Y
2018Y
2019Y

Total Revenue ($000)


$416,261
$491,596
$575,800
$644,900
2016Y
2017Y
2018Y
2019Y

Net Interest Income ($000) vs. NIM (%)


$279,765
$349,843
$432,500
$495,000
3.57%
3.64%
3.88%
3.99%
2016Y
2017Y
2018Y
2019Y

NonInt Inc ($000) vs. NonInt Inc/Op. Revenue(%)


$132,016
$137,967
$143,400
$149,800
31.72%
28.07%
24.90%
23.23%
2016Y
2017Y
2018Y
2019Y

NonInt Expense ($000) vs. Efficiency Ratio (%)


$261,000
$323,900
$360,900
$395,900
61.88%
64.77%
61.31%
59.65%
2016Y
2017Y
2018Y
2019Y

Page 54

Historical Financial Performance Summary Results Net Income ($000) Earnings per Share ($) Tangible Book Value per Share ($) $2.83 $181,000 $2.75 $160,200 $19.96 $2.13 $2.05 $17.52 $16.92 $16.04 $106,521 $95,636 2016Y 2017Y 2018Y 2019Y 2016Y 2017Y 2018Y 2019Y 2016Y 2017Y 2018Y 2019Y ROAA (%) ROAE (%) ROATCE (%) 1.28% 1.27% 10.50% 16.70% 9.93% 9.53% 1.10% 15.02% 0.98% 8.57% 12.81% 12.76% 2016Y 2017Y 2018Y 2019Y 2016Y 2017Y 2018Y 2019Y 2016Y 2017Y 2018Y 2019Y Note: The Company remained consistently profitable throughout the financial crisis from 2007-2010 Page 55

Historical Financial Performance

Summary Results

NPAs / Assets (%)


0.96%
0.68%
0.55%
0.39%
2016Y
2017Y
2018Y
2019Y

Texas Ratio (%)


10.36%
8.45%
6.39%
4.15%
2016Y
2017Y
2018Y
2019Y

NPLs ($000) vs. NCOs/Avg. Loans (%)


$76,600
$72,500
$58,100
$48,600
0.20%
0.23%
0.10%
0.16%
2016Y
2017Y
2018Y
2019Y

Tang. Common Equity / Tang. Assets (%)


8.60%
7.75%
8.39%
9.35%
2016Y
2017Y
2018Y
2019Y

Tier 1 Leverage Ratio (%)


10.11%
8.86%
9.47%
10.13%
2016Y
2017Y
2018Y
2019Y

Total RBC Ratio (%)


15.13%
12.76%
12.99%
14.10%
2016Y
2017Y
2018Y
2019Y

Page 56

Non-GAAP Reconciliation (Dollars in millions, except per share date) As of December 31, 2016 2017 2018 2019 Total common stockholders' equity (GAAP) $982.6 $1,427.6 $1,693.9 $2,013.9 Less goodwill and other intangible assets (excluding MSRs) $222.5 $521.8 $631.6 $711.7 Tangible Common Equity (Non-GAAP) $760.1 $905.8 $1,062.3 $1,302.2 Total Assets (GAAP) $9,063.9 $12,213.3 $13,300.2 $14,644.2 Less goodwill and other intangible assets (excluding MSRs) $222.5 $521.8 $631.6 $711.7 Tangible Assets (Non-GAAP) $8,841.4 $11,691.5 $12,668.6 $13,932.5 Average Balances: Total common stockholders' equity (GAAP) $963.5 $1,243.7 $1,525.8 $1,899.0 Less goodwill and other intangible assets (excluding MSRs) $216.7 $408.9 $566.6 $694.1 Average tangible common stockholders' equity (Non-GAAP) $746.8 $834.8 $959.2 $1,204.9 Common shares outstanding 44,926,176 56,465,559 60,623,247 65,246,339 Net income available to common shareholders $95.7 $106.5 $160.2 $181.0 Book value per common share (GAAP) $21.87 $25.28 $27.94 $30.87 Tangible book value per common share (Non-GAAP) $16.92 $16.04 $17.52 $19.96 Tangible common equity to tangible assets (Non-GAAP) 8.60% 7.75% 8.39% 9.35% Return on average common tangible equity (Non-GAAP) 12.81% 12.76% 16.70% 15.02% Non-performing assets $82.8 $79.5 $68.7 $51.4 90+ days past due $3.8 $3.1 $3.8 $5.7 Tangible equity $760.1 $905.8 $1062.3 $1302.2 Loan loss reserves $76.2 $72.1 $73.0 $73.0 Texas ratio (Non-GAAP) 10.36% 8.45% 6.39% 4.15% Page 57 As of December 31, 2019

Non-GAAP Reconciliation (continued) (Dollars in millions) Pre-Provision Net Revenue (PPNR) Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net interest income (GAAP) $125.5 $128.2 $123.1 $122.5 $123.0 Plus: Noninterest income (GAAP) $38.2 $35.1 $38.4 $39.7 $44.7 Total revenues (GAAP) $163.7 $163.3 $161.5 $162.2 $167.7 Less: Noninterest expense (GAAP) $96.7 $90.6 $95.0 $95.6 $99.5 PPNR (Non-GAAP) $67.0 $72.7 $66.5 $66.6 $68.2 Less: Provision expense (GAAP) $2.6 $3.8 $29.0 $19.5 $5.2 Net income before tax (GAAP) $64.4 $68.9 $37.5 $47.1 $63.0 Page 58

Idaho State GDP Overview Economic Drivers Strengths & Weaknesses Business Costs Business Cycle Status ID GDP: Industry % Contribution Strengths Index Rank • Prominent drivers in high tech, MID EXPANSION Government agriculture. 103% LATE • Above-average population growth 17 RECOVERY Other services AGRICULTURE HIGH-TECH EXPANSION and net migration. U.S.=100% Highest=1, Lowest=51 Accommodation • Strong housing market. • High economic vitality. IN RECESSION AT RISK Arts Vitality Economic Growth Weaknesses Health • Abundance of low-wage service Gross State Product ID Relative Rank Educational jobs. Unemployment 2014-2019 CAGR 3.38% • Highly cyclical tech industries Professional 109% 10 2020-2025 CAGR 4.59% contribute to above-average 16 Real Estate volatility. U.S.=100% Best=1, Worst=51 14 Finance/Insurance • Below-average labor productivity. 12 ID Information Summary of Key Indicators: Idaho U.S. Transportation 10 2014 2015 2016 2017 2018 2019 INDICATORS 2020 2021 2022 2023 2024 2025 Retail 61.4 63.1 65.5 67.8 70.5 72.5 Gross state product (C12$ bil) 69.2 71.3 76.5 80.9 84 86.6 8 Wholesale 654 672 694 715 739 760 Total employment (ths) 728 724 754 784 800 808 6 Manufacturing 2.5 2.7 3.4 3 3.3 2.8 % change -4.2 -0.5 4.2 3.9 2 1 4.8 4.1 3.8 3.2 2.9 2.9 Unemployment rate (%) 6.5 7.1 5.7 4.2 3.9 4 4 Construction 6 6.5 4 5.7 6.4 6.1 Personal income growth (%) 6.6 -0.9 7.4 7.5 6.4 5.6 2 Utilities 1,631 1,651 1,682 1,718 1,751 1,787 Population (ths) 1,824 1,850 1,872 1,896 1,922 1,946 Mining 9.8 9.8 21.9 26.5 24.1 27.5 Net migration (ths) 27.2 15.7 12.9 14.4 15.9 15.7 0 6,293 7,784 9,739 11,019 12,176 12,978 11,447 13,067 17,345 18,279 18,072 17,760 Agriculture Single-family permits (#) J-20 F-20 A-20 A-20 D-19 O-20 2,504 2,170 2,426 3,164 3,648 4,738 Multifamily permits (#) 3,402 3,194 3,857 4,162 4,129 3,919 O-19 0% 5% 10% 15% 289 306 329 360 405 450 FHFA house price (1980Q1=100) 479 456 443 447 451 463 4 3.5 3.2 3.3 3.2 3.7 Mortgage delinquency rate (%) 5.1 7.3 6.5 5.3 5 4.8 ID US 54.9 60.3 61.9 67.5 65.1 63.1 New vehicle registrations (ths) 54.6 65.7 75.1 75.6 74.6 75.1 4,612 3,841 3,738 3,691 3,630 3,580 Personal bankruptcies (#) 4,760 6,650 5,309 5,213 5,859 6,195 Page 59 Updated as of August 2020 Sources: Moody’s U.S. Précis® State

Montana State GDP Overview Economic Drivers Strengths & Weaknesses Business Costs Business Cycle Status MT GDP: Industry % Contribution Strengths Index Rank • Year-round tourist attractions, MID including popular national parks. EXPANSION Government • Relatively low cost of doing 102% 21 LATE AGRICULTURE TOURIST ENERGY & RECOVERY EXPANSION Other services business. DESTINATION RESOURCES U.S.=100% Highest=1, Lowest=51 Accommodation • Population growth is stronger for longer; housing and consumer Vitality IN RECESSION AT RISK Arts Economic Growth industries benefit. Health Weaknesses Gross State Product MT Relative Rank Educational • Far from major markets. Unemployment 2013-2018 CAGR 1.79% • Below-average incomes. Professional 88% 33 16 2019-2024 CAGR 3.68% • Agriculture and tourism vulnerable to harsh weather. Real Estate U.S.=100% Best=1, Worst=51 14 • Unfavorable age structure. Finance/Insurance 12 MT Information U.S. Summary of Key Indicators: Montana 10 Transportation 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 Retail 8 43.2 44.9 44.3 45 46.2 47.2 Gross state product (C12$ bil) 45 46.1 48.9 51.3 52.7 53.9 Wholesale 453 462 468 473 478 484 Total employment (ths) 462 462 475 487 493 495 6 Manufacturing 1 1.9 1.3 1 1.2 1.2 % change -4.6 0.1 2.8 2.5 1.2 0.5 4 4.7 4.2 4.1 4 3.6 3.5 Unemployment rate (%) 6.5 6.4 5.7 4.7 4.5 4.4 Construction 5.1 4.7 1.5 4.9 5.8 3.9 Personal income growth (%) 6.1 -2 5.6 5.8 5 4.3 2 Utilities 1,022 1,030 1,041 1,052 1,061 1,069 Population (ths) 1,078 1,085 1,090 1,095 1,100 1,104 Mining 5.2 5.7 7.8 9.6 6.3 6.3 Net migration (ths) 7.6 4.3 3 3.3 3.4 3.3 0 2,044 2,992 3,113 3,161 3,213 3,014 Single-family permits (#) 2,848 3,500 4,367 4,144 3,906 3,815 J-20 F-20 A-20 A-20 D-19 O-20 Agriculture O-19 1,840 1,834 1,668 1,771 1,886 1,762 Multifamily permits (#) 1,460 933 1,203 1,043 955 876 0% 5% 10% 15% 20% 374 391 407 428 454 480 FHFA house price (1980Q1=100) 498 476 467 473 477 489 3.2 2.7 2.5 2.5 2.5 2.5 Mortgage delinquency rate (%) 2.9 3.9 3.5 3.1 2.9 2.8 MT US 62.3 65 68.8 60 58 52.8 New vehicle registrations (ths) 50.5 60 66.6 65 63.5 63.8 1,480 1,265 1,280 1,258 1,260 1,262 Personal bankruptcies (#) 1,547 2,023 1,668 1,631 1,781 1,848 Page 60 Updated as of August 2020 Sources: Moody’s U.S. Précis® State

Oregon State GDP Overview Economic Drivers Strengths & Weaknesses Business Costs Business Cycle Status OR GDP: Industry % Contribution Strengths Index Rank MID • Diverse economy with export focus. EXPANSION • Low energy costs courtesy of a Government 101% 22 LATE network of hydroelectric plants. RECOVERY EXPANSION Other services TOURIST HIGH-TECH MANUFACT. DESTINATION • Leader in semiconductor U.S.=100% Highest=1, Lowest=51 Accommodation production, for which IN RECESSION AT RISK Arts • global demand is strong. Vitality Economic Growth Weaknesses Health Gross State Product OR • Strict environmental regulations Relative Rank Educational that raise business costs. Unemployment 2013-2018 CAGR 4.10% • Above-average employment Professional 123% 3 18 2019-2024 CAGR 4.24% volatility. Real Estate • Eroding housing affordability. U.S.=100% Best=1, Worst=51 16 Finance/Insurance 14 OR Information Summary of Key Indicators: Oregon 12 U.S. Transportation 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 10 Retail 181.9 192 200.9 208.6 216.6 222.4 Gross state product (C12$ bil) 210.6 214.7 230.7 243.9 252.2 259.2 8 Wholesale 1,722 1,781 1,834 1,876 1,913 1,942 Total employment (ths) 1,813 1,816 1,894 1,970 2,009 2,028 6 Manufacturing 2.8 3.4 3 2.3 2 1.5 % change -6.6 0.2 4.3 4 2 1 6.8 5.6 4.8 4.1 4.1 3.8 Unemployment rate (%) 9 9.8 7.9 5.9 5.5 5.4 4 Construction 7.3 7.8 4.8 5.4 6.2 5.1 Personal income growth (%) 5.2 -1.6 6.9 7.2 6 5.2 2 Utilities 3,963 4,016 4,090 4,144 4,182 4,218 Population (ths) 4,261 4,294 4,323 4,352 4,382 4,412 Mining 29 42 63.7 45.7 31 29.1 Net migration (ths) 34.9 23.6 20.3 20.4 22.1 23.2 0 Agriculture 8,573 10,255 11,006 10,604 11,217 11,586 Single-family permits (#) 10,618 14,726 20,117 20,955 20,431 19,987 J-20 F-20 A-20 A-20 D-19 O-20 8,072 7,255 8,580 9,449 8,915 10,451 Multifamily permits (#) 7,673 6,551 8,202 8,521 8,392 7,908 O-19 0% 10% 20% 30% 398 434 482 525 561 589 FHFA house price (1980Q1=100) 608 595 603 637 676 725 3.8 3.1 2.6 2.5 2.2 2.2 Mortgage delinquency rate (%) 2.7 3.8 3.4 2.8 2.6 2.5 OR US 156.3 169.8 185.5 189.1 179.1 172.5 New vehicle registrations (ths) 146.3 169.2 189.3 186 180.9 180.8 12,059 10,600 8,906 8,991 8,612 8,776 Personal bankruptcies (#) 11,953 16,739 13,143 12,781 14,290 15,000 Page 61 Updated as of August 2020 Sources: Moody’s U.S. Précis® State

South Dakota State GDP Overview Economic Drivers Strengths & Weaknesses Business Costs Business Cycle Status SD GDP: Industry % Contribution Strengths Index Rank Favorable business climate, low MID • EXPANSION costs. Government 86% 50 LATE TOURIST MEDICAL FINANCIAL • No state tax on personal income. RECOVERY EXPANSION Other services DESTINATION CENTER CENTER • High housing affordability despite U.S.=100% Highest=1, Lowest=51 Accommodation prices that are well above their IN RECESSION AT RISK Arts prior peak. Vitality Economic Growth • Strong labor force growth. Health Gross State Product SD Weaknesses Relative Rank Educational • Heavy reliance on cyclical tourism. Unemployment 2013-2018 CAGR 1.03% • High dependence on agriculture Professional 87% 38 16 2019-2024 CAGR 2.67% and exposure to volatile commodity Real Estate prices. U.S.=100% Best=1, Worst=51 14 Finance/Insurance 12 SD Information Summary of Key Indicators: South Dakota U.S. Transportation 10 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 Retail 44.2 45.4 45.7 45.6 46.5 46.8 Gross state product (C12$ bil) 44.7 45.6 48.6 51 52.6 53.8 8 Wholesale 424 429 432 434 438 441 Total employment (ths) 417 418 431 442 447 450 6 Manufacturing 1.5 1 0.9 0.4 0.9 0.6 % change -5.4 0.3 3 2.6 1.2 0.5 3.4 3.1 3 3.2 3.1 3.3 Unemployment rate (%) 5.2 5 4.1 3.1 2.9 2.9 4 Construction 4.6 4.2 1 3.1 6.5 3.6 Personal income growth (%) 2.3 -2.5 5.8 6.3 4.9 4 2 Utilities 849 854 863 873 879 885 Population (ths) 892 898 904 909 914 919 Mining 1.5 0.4 4.5 5.8 1.2 1.4 Net migration (ths) 2.5 1.9 1.4 1.2 1.2 1.4 0 Agriculture 2,798 2,868 3,195 3,386 2,985 3,127 Single-family permits (#) 3,293 4,640 5,544 5,296 5,141 5,077 J-20 F-20 A-20 A-20 D-19 O-20 1,924 1,614 2,491 2,021 1,978 1,288 Multifamily permits (#) 2,285 3,420 3,480 2,912 2,802 2,724 O-19 0% 5% 10% 15% 316 330 345 364 384 403 FHFA house price (1980Q1=100) 413 399 408 430 441 450 SD US 3 2.8 2.6 2.6 2.5 2.6 Mortgage delinquency rate (%) 3.1 3.9 3.4 2.8 2.7 2.7 39.4 39.6 37.6 40.6 38.4 37.8 New vehicle registrations (ths) 30.4 39.7 45.3 43.7 42.2 42.3 1,150 1,051 1,055 1,003 1,028 901 Personal bankruptcies (#) 1,148 1,603 1,252 1,224 1,371 1,444 Page 62 Updated as of August 2020 Sources: Moody’s U.S. Précis® State

Washington State GDP Overview Economic Drivers Strengths & Weaknesses Business Costs Business Cycle Status WA GDP: Industry % Contribution Strengths Index Rank Fast-growing software and IT MID • EXPANSION industries. Government 95% 37 LATE • Top-ranked public university that RECOVERY HIGH-TECH MANUFACT. DEFENSE EXPANSION Other services drives exceptionally high U.S.=100% Highest=1, Lowest=51 Accommodation educational attainment. • Low costs relative to Silicon Valley Vitality IN RECESSION AT RISK Arts Economic Growth and deep pool of engineering Health Gross State Product WA talent. Relative Rank Educational Weakness Unemployment 2013-2018 CAGR 4.52% • Shrinking aerospace industry Professional 123% 2 18 2019-2024 CAGR 4.18% hampers growth in mid-wage jobs. Real Estate • Large agriculture industry is U.S.=100% Best=1, Worst=51 16 exposed to commodity prices. Finance/Insurance 14 WA Information Summary of Key Indicators: Washington 12 U.S. Transportation 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 10 Retail 425.8 444.3 459.8 483.8 511.7 531.2 Gross state product (C12$ bil) 501.2 511.5 551.7 582.1 600.6 615.1 8 Wholesale 3,058 3,145 3,242 3,321 3,401 3,470 Total employment (ths) 3,244 3,265 3,406 3,533 3,592 3,619 6 Manufacturing 2.5 2.9 3.1 2.5 2.4 2 % change -6.5 0.7 4.3 3.7 1.7 0.7 6.1 5.6 5.3 4.7 4.5 4.3 Unemployment rate (%) 9.9 10 7.6 5.7 5.4 5.4 4 Construction 8 6.2 5.7 6.6 7.5 5.7 Personal income growth (%) 2.8 -1.3 8.1 8.5 6.4 5 2 Utilities 7,055 7,164 7,295 7,423 7,524 7,615 Population (ths) 7,716 7,794 7,866 7,938 8,012 8,088 Mining 54.7 74 95.8 94.7 70.8 61.6 Net migration (ths) 70.2 45.3 40.2 40.6 44.2 47.5 0 17,905 19,797 22,463 23,115 23,676 23,300 Single-family permits (#) 21,286 26,884 35,909 37,508 36,205 35,624 J-20 Agriculture F-20 A-20 A-20 D-19 O-20 15,993 20,577 21,614 22,679 24,070 25,124 Multifamily permits (#) 20,301 18,753 22,405 22,868 22,216 21,116 O-19 0% 5% 10% 15% 427 462 510 566 625 660 FHFA house price (1980Q1=100) 686 687 706 744 781 832 4.1 3.2 2.7 2.5 2.2 2.1 Mortgage delinquency rate (%) 2.8 3.9 3.6 3 2.8 2.7 WA US 264.3 285.9 302.7 308.8 303 292.4 New vehicle registrations (ths) 235.8 278 320.1 323.9 317.6 316.8 20,814 17,973 15,961 14,355 13,032 12,170 Personal bankruptcies (#) 15,959 22,024 17,506 17,085 19,055 20,019 Page 63 Updated as of August 2020 Sources: Moody’s U.S. Précis® State

Wyoming State GDP Overview Economic Drivers Strengths & Weaknesses Business Costs Business Cycle Status WY GDP: Industry % Contribution Strengths Index Rank • Abundant natural energy resources. MID • National parks, a magnet for EXPANSION Government domestic and international tourism. 100% 25 LATE AGRICULTURE DEFENSE ENERGY & RECOVERY EXPANSION Other services • Low business costs relative to the RESOURCES U.S.=100% Highest=1, Lowest=51 Accommodation region. Weaknesses IN RECESSION AT RISK Arts Vitality Economic Growth • Low industrial diversity, high Health employment concentration in Relative Rank Educational Gross State Product WY volatile energy industry. Unemployment 2013-2018 CAGR 0.31% • Below-average educational Professional 62% 50 16 2019-2024 CAGR 3.27% attainment. Real Estate • Net negative migration. U.S.=100% Best=1, Worst=51 14 Finance/Insurance • High rental vacancy rate. 12 WY Information Summary of Key Indicators: Wyoming U.S. Transportation 10 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 Retail 38.7 39.7 38.1 38 38 39.3 Gross state product (C12$ bil) 37.2 38.3 40.5 42.1 43.1 43.7 8 Wholesale 298 297 286 284 286 290 273 272 281 288 291 292 Total employment (ths) 6 Manufacturing 1.5 -0.5 -3.7 -0.8 0.9 1.4 % change -5.8 -0.3 3.2 2.4 1.1 0.5 4.1 4.3 5.3 4.2 3.9 3.6 Unemployment rate (%) 6.6 7.2 5.6 4.1 3.9 4 4 Construction 7.3 1.2 -4.6 2.3 6.8 5.1 Personal income growth (%) 2.7 -3.4 4.6 4.8 4 3.4 2 Utilities 583 586 584 579 578 579 Population (ths) 580 584 587 589 592 594 Mining -2.8 0.1 -4.2 -7.7 -3.3 -0.5 Net migration (ths) -0.4 1.2 1.3 0.5 0.4 0.9 0 Agriculture 1,614 1,681 1,549 1,464 1,533 1,521 Single-family permits (#) 1,578 2,141 2,700 2,740 2,637 2,558 J-20 F-20 A-20 A-20 D-19 O-20 287 222 178 462 279 187 Multifamily permits (#) 292 243 290 282 265 237 O-19 0% 5% 10% 15% 20% 25% 281 292 299 303 316 330 FHFA house price (1980Q1=100) 345 345 353 372 386 401 WY US 4 3.7 4 3.9 3.5 3.3 Mortgage delinquency rate (%) 4 5.2 4.7 3.9 3.7 3.7 28.6 27.1 23.6 25.7 26.4 25.9 New vehicle registrations (ths) 24.5 30.4 34.6 34.1 33.2 33.2 912 844 952 986 976 821 Personal bankruptcies (#) 1,067 1,526 1,167 1,123 1,256 1,315 Page 64 Updated as of August 2019 Sources: Moody’s U.S. Précis® State